UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                                 --------------

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                February 23, 2009

                          ESPEY MFG & ELECTRONICS CORP.
             (Exact name of registrant as specified in its charter)


           New York                    001-04383               14-1387171
(State or Other Jurisdiction of    (Commission File         (IRS Employer
        Incorporation)                  Number)           Identification No.)

               233 Ballston Avenue                       12866
            Saratoga Springs, New York
     (Address of principal executive offices)         (Zip Code)

               Registrant's telephone number, including area code:
                                 (518) 584-4100


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  Other Events

On February 23, 2009, Espey Mfg. & Electronics Corp. issued a press release announcing that the Company's Board of Directors had declared a regular quarterly dividend. A copy of the press release is furnished as Exhibit 99.1 to this report. The information in this report shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange
Act), as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.              Document
-----------              --------
99.1                     Press Release dated February 23, 2009







                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2009            ESPEY MFG. & ELECTRONICS CORP.


                                   By:  /s/ David A. O'Neil
                                        ----------------------------------------
                                        David A. O'Neil, Treasurer and Principal
                                        Financial Officer



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